Item 13(b)

Exhibit to Form N-CSR

Section 906 Certification

Registrant Name: Northwestern Mutual Series Fund, Inc.

File Number:  811-3990

Registrant CIK Number:  0000742212

Solely for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), I, Paul A. Mikelson, certify that to my knowledge, the Annual Report to Shareholders for the fiscal year ended December 31, 2022 included in this Form N-CSR filing (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Northwestern Mutual Series Fund, Inc.

February 15, 2023	/s/ Paul A. Mikelson
Paul A. Mikelson, President

A signed original of this written statement required by Section 906 has been provided to Northwestern Mutual Series Fund, Inc. and will be retained by Northwestern Mutual Series Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Item 13(b)

Exhibit to Form N-CSR

Section 906 Certification

Registrant Name: Northwestern Mutual Series Fund, Inc.

File Number:  811-3990

Registrant CIK Number:  0000742212

Solely for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), I, Matthew P. Sullivan, certify that to my knowledge, the Annual Report to Shareholders for the fiscal year ended December 31, 2022 included in this Form N-CSR filing (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Northwestern Mutual Series Fund, Inc.

February 15, 2023	/s/ Matthew P. Sullivan
Matthew P. Sullivan, Vice President,
Chief Financial Officer and
Treasurer

A signed original of this written statement required by Section 906 has been provided to Northwestern Mutual Series Fund, Inc. and will be retained by Northwestern Mutual Series Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.